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                                                                   EXHIBIT 10.24

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                                   Agreement
                                      for
                    Ongoing Maintenance & Enhancement (OME)
                             of software products

                             Entered into between




                               CPS Systems, Inc.
                           3400 Carlisle, Suite 500
                               Dallas, TX 75204


                                      and


                            Majesco Software, Inc.
                         4699 Old Ironsides Dr., #350
                             Santa Clara, CA 95054




                                 January 1997


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                               TABLE OF CONTENTS


I.  FORM OF AGREEMENT                                                          2
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II. TERMS AM) CONDITIONS                                                       3
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   1. TERMS OF CONTRACT                                                        3
   2. OME TEAM                                                                 3
   3. OME ACTIVITY                                                             3
   4. OME SITE                                                                 4
   5. CHARGES                                                                  4
   6. BILLING                                                                  4
   7. AUTHORIZED REPRESENTATIVE                                                5
   8. RESPONSIBILITIES OF THE CUSTOMER                                         5
   9. PATENTS AND COPYRIGHTS                                                   6
   10. OWNERSHIP OF SOFTWARE                                                   6
   11. CONFIDENTIALITY                                                         7
   12. RESTRICTION ON EMPLOYMENT                                               8
   13. LIMITATION OF LIABILITIES                                               8
   14. CLAIMS                                                                  9
   15. NOTICES                                                                 9
   16. FORCE MAJEURE                                                           9
   17. TERMINATION WITH CAUSE                                                 10
   18. TERMINATION WITHOUT CAUSE                                              10
   19. GENERAL                                                                10
   20. ENTIRE AGREEMENT                                                       11


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I.   FORM OF AGREEMENT

     THIS AGREEMENT made the ____ day of January 1997 BETWEEN CPS Systems, Inc. located at 3400 Carlisle, Suite 500, Dallas, TX - 75204 (hereinafter called the Customer) of the one part and Majesco Software, Inc. located at 4699 Old Ironsides Dr., #350 Santa Clara, CA 95054 (hereinafter called the Vendor) of the other part.

     WHEREAS the Customer requires Ongoing Maintenance and Enhancement services for its multiple software packages (hereinafter called the OME) in accordance with the terms and conditions herein and has accepted Proposal from the Vendor for the supply of the same.

     NOW IT IS HEREBY AGREED as follows:

     1. In consideration of the payments to be made by the Customer to the Vendor as hereinafter mentioned the Vendor hereby agrees to provide the OME mentioned in the Agreement in conformity in all respects with the provisions of the Agreement.
     2. The Customer hereby agrees to pay to the Vendor in consideration of the provision of the OME and the performance of the services mentioned in the Agreement the contract price mentioned in the Agreement at the times and in the manner prescribed by the Agreement.

     IN WITNESS whereof the parties hereto have by their respective duly authorized representatives have hereunto set their respective hands the day and year first above written.

     Signed by                       James K. Hoofard, Jr., President & COO
     for and on behalf of            CPS Systems, Inc.
     In the presence of

     Signature          :            /s/ James K. Hoofard, Jr.
                                     -----------------------------

     Witness            :
                                     -----------------------------


     Signed by                       R Sundar, President
     for and on behalf of            Majesco Software
     In the presence of

     Signature          :            /s/ R Sundar
                                     -----------------------------

     Witness            :            [SIGNATURE APPEARS HERE]
                                     -----------------------------

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II.  TERMS AND CONDITIONS

1.   TERMS OF CONTRACT

          This Agreement shall remain in force from ____________ to ___________ or as mutually agreed in an amended Agreement unless it is terminated in accordance with the provisions of the section on Termination:

2.   OME TEAM

     (a)  Vendor shall create a OME team of 3 Developers and 1 Project Leader
                                            ------------     ----------------
          (Coordinator). Each member of the OME team shall devote his or her
          -------------
          full time efforts to the OME team. Upon selection of any member of OME team, Vendor shall inform Customer of that member's name and qualifications.

     (b) Customer may request an increase in the size of the OME team for a specified duration. Vendor shall effect such increases within 4 weeks
                                                                        -------
          from the date of such request by Customer. Customer could change the specified duration of the team by providing a 4 week notice:
                                                        ------

     (c) In any event, the Customer cannot request a reduction in the size of the OME team below the 4 persons specified in section 2(a) above:

     (d) Customer shall have the right to direct Vendor to replace any member of the OME team who is felt to be performing below expectations: In such event, Vendor shall remove such member from the OME team immediately and provide a replacement within 4 weeks. Such a
          -----------                                  - -----
          replacement shall at no time be deemed a decrease in the size of the OME team

3.   OME ACTIVITY

     (a) The scope of activities of the OME team shall include Maintenance, Enhancement and Customization of software provided by the Customer:

     (b) The OME activities shall be carried out in the Informix on Unix / NT software development environment: This environment may change from time to time: Any such change shall be discussed and decided at least 8 weeks ahead of the said change:
          -------

     (c) Customer shall provide detailed specifications, from time to time, for the work to be done by the OME team: All OME activities shall be performed in conformance with such specifications.

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     (d)  The OME activities shall be performed by skilled and qualified developers in a good and workmanlike manner:

     (e) All software, information, media and materials provided by Vendor to Customer shall be free of viruses, trap doors, security lockouts, time bombs or similar software intended to disable or disrupt the operation of the software.

     (f) Vendor also shall prepare and submit to Customer each month a written report setting forth the status of such work in a format to be mutually agreed upon by Vendor and Customer:

4.   OME SITE

     For purposes of this Agreement, all OME activity shall take place at one of the two following sites: For activity outside these sites, Customer shall bear all travel and related expenses incurred in performing the activity at these outside locations: The site for all the developers of the OME team shall be the Vendor's Offshore Development Center (ODC) located at the following address :

          Unit 106, SDF IV
          SEEPZ, Andheri (E)
          BOMBAY - 400 096, INDIA

     The site for the Project Leader (Coordinator) of the OME team shall be the Customer's office located at the following address :

          3400 Carlisle, Suite 500,
          Dallas, TX - 75204

5.   CHARGES


     (a) The Customer shall pay the Vendor an hourly charge for each person on the OME team as per the schedule provided below:

             -------------------------------------------------------------------
                        Location           First 6 months           7+ Months
             -------------------------------------------------------------------
                    Onsite (Dallas)         $ 60 per hour        $ 60 per hour
             -------------------------------------------------------------------
                    Offshore (India)        $ 30 per hour        $ 25 per hour
             -------------------------------------------------------------------

     (b) In addition, Customer shall pay Vendor for all expenses related to courier, telecommunication, travel and associated expenses.

     (c) In case any member of the OME is required to travel outside India, Customer shall pay, at actual, the following expenses : air fare, accommodation and per diem at $100 per person per day.

     (d) The offshore rates provided in sections 5(a) through 5(c) above are based on the current exchange rates of USD 1 = INR 35 (approx.). If the value of the USD falls below INR 30, the above rates shall be revised to provide an equivalent billing expressed in INR.

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6.  BILLING

    (a) The Vendor shall on the 1st and 16th of each month, submit an invoice for all charges, for the previous period, as set out in section 5 above.

    (b)   Each invoice shall be paid in full by the Customer within 30 calendar
                                                                    -----------
          days from the date of invoice whether formally demanded or not. In the
          ----
          event of any default in payment as aforesaid, interest at the rate of
          15.0 percent per annum (1:25 % per month) shall be charged on the
          ----------------------------------------
          amount as stated on the invoice or any part thereof remaining unpaid from the date of the invoice to the date of payment or until the expiration of the notice to terminate given by the Vendor in accordance with Section 17(a) of this agreement:

    (c) Without prejudice to Section 6(b) aforesaid and in addition thereto, if any of the invoices is not paid within 60 calendar days of the date
                                                    ----------------
          thereof including any interest accrued thereon, then the Vendor may by notice in writing to the Customer suspend the performance of this agreement until the invoice and all interest accrued thereon are paid in full: In the event the Customer fails, neglects or refuses to pay the invoice and interest in full within 90 calendar days of the due
                                                  ----------------
          date, this shall be deemed a material breach of this agreement and the Vendor shall be entitled at its opinion to terminate this agreement pursuant to Section 17(a) hereof without prejudice to the Vendor's rights and remedies against the Customer for recovery of any money and or interest then remaining due or any part thereof or in respect of any antecedent breach of this agreement:

7.  AUTHORIZED REPRESENTATIVE


    The following shall have the authority to deal with the Vendor for and on behalf of the Customer:

    name of person(s)
                        -------------------------------------

                        -------------------------------------

    The representatives of both parties shall meet as often as shall reasonably be requested by either party hereto to review the performance of this Agreement for the purpose of resolving any dispute or negotiating any adjustment to this Agreement:


8.  RESPONSIBILITIES OF THE CUSTOMER

    In connection with this Agreement, the Customer shall, at its own costs and expenses, assume the responsibilities as set out below :

    (a) Customer shall provide all special Hardware (anything other than one workstation per developer -- having minimum configuration of i486/DX2, 66 MHz, 8 MB RAM 200 MB Hard Drive and running MS-Windows 3.11 or higher, networked and connected to the internet -- is considered special) required for the OME:

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    (b)   Customer shall provide all software licenses required for the development to Vendor, on a loaner basis. These licenses would be returned to Customer at the conclusion of the Agreement. Customer would also provide upgrades to the software license from time to time, as needed.

    (c) Customer shall nominate a Project Coordinator, who would be the main contact for all Vendor personnel during the course of this project.

    (d) Customer shall provide directions for work to be carried out by the OME team from time to time: Customer shall ensure that the OME team has sufficient work load to keep them occupied for the base hours allotted each month for each person:


9.  PATENTS AND COPYRIGHTS


    (a) All copyright and proprietary rights in all software first designed, developed and/or implemented (hereinafter referred to as "the product") under this contract belong entirely to the Customer, except when explicitly agreed to in writing by the Vendor and the Customer.

    (b) Vendor represents and warrants to Customer that neither Vendor, in performing the OME, nor the software produced by Vendor will infringe any patent, copyright, trademark, trade secret or other proprietary right of any person: Vendor further represents and warrants to Customer that Vendor will not use any trade secrets or confidential or proprietary information owned by any third party in performing the OME. Vendor further represents and warrants to Customer that neither Vendor nor any individual performing OME pursuant to this Agreement is under any obligation to assign or give any work done under this Agreement to any third party.


10. OWNERSHIP OF SOFTWARE


    (a) Customer will own all right, title and interest in all software, including any source code, object code, enhancements and modifications, all files, including input and output materials, all documentation related to such computer programs and files, all media upon which any such computer programs, files and documentation are located (including tapes, disks and other storage media) and all related material that are used by, developed for, or paid for by Customer in connection with the performance of any OME provided by Vendor before or after the date set forth above.

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     (b)  In no way limiting paragraph (a) above, Vendor agrees that all copyrights and other proprietary rights in software, files, documentation and related materials that are paid for by Customer or developed by Vendor in connection with this Agreement are works-made-for-hire and will be owned by Customer. To the extent that such works are not works-made-for-hire, Vendor hereby assigns to Customer all right, title and interest in such copyrights and other proprietary rights.

     (c) Customer shall have unrestricted access to all computer media containing Customer data from time to time in connection with the performance of the services. Vendor, at the request of Customer, promptly shall deliver to Customer either, as Customer may request (1) all computer programs, including source code, files, media, documentation and related materials, concerning any OME provided by Vendor or (2) true and correct copies of the items listed in clause
          (1):

     (d) Should Customer or any of its agents or representatives seek to obtain letters patent, trademarks or copyrights in any country of the world on all or part of the OME or the resulting software, Vendor agrees to cooperate fully without compensation in providing information, completing forms, performing actions and obtaining the necessary signatures or assignments required to obtain such letters patent, trademarks or copyrights. If Customer is unable for any reason to obtain Vendor's signature on any document necessary for any purpose set forth in the foregoing sentence, Vendor hereby irrevocably designates and appoints each of Customer and its duly authorized officers and agents as Vendor's agent and Vendor's attorney-in-fact to act for and in Vendor's behalf and stead to execute and file any such document and to do all other lawfully permitted acts to further any such purpose with the same force and effect as if executed and delivered by Vendor.

     (e) Upon expiration or termination of this Agreement, Vendor shall promptly return to Customer all computer programs, files, documentation, media, related material and any other material that, pursuant to paragraph (a) above, is owned by Customer.

     (f) Notwithstanding the foregoing provisions, (1) if Vendor uses any of its proprietary software programs in performing the OME and so notifies Customer, Customer shall not acquire any proprietary rights to such programs and (2) if Vendor produces any ideas, processes, know how or the technology that relates to data processing generally, and not primarily to Customer's business applications, Customer hereby grants Vendor a royalty free, worldwide, fully paid, irrevocable license to use such technology.


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11.  CONFIDENTIALITY

     Both parties agree to treat as confidential all information received from the other party which the other party has indicated in writing to be confidential except if such information already exists in the public domain, is already in the Vendor's possession, is independently developed by the Vendor outside the scope of this agreement, or is rightfully obtained from third parties. Both parties agree to disclose this information only to those of its employees and any third party who need to know it for the performance of this Agreement, and to ensure that such employees and the relevant third party are informed and agree to keep such information confidential. Both parties further agree that they and their employees and the relevant third party shall observe all security requirements in effect from time to time at the other party's premises, and shall comply with the other party's security procedure for confidential material. This section shall survive termination of this Agreement. Any action for breach of confidentiality must be brought within one (1) year after either party knew or should have reasonably known of the breach, or such longer period as the parties may in writing agree. However, Customer shall not have any obligation under this section, with respect to information which is owned by Customer as provided in Section 10.


12.  RESTRICTION ON EMPLOYMENT

     Each party agrees that for the duration of the Agreement and 12 months
                                                                  ---------
     after its termination, it shall not without the other party's prior agreement in writing employ or engage on any basis or offer such employment or engagement to any of the other party's staff who have been associated with the subject of this Agreement.


13.  LIMITATION OF LIABILITIES

     (a) The Vendor's liability for damages for any cause whatsoever related to the subject matter of this Agreement, and regardless of the form of action whether in contract or in tort, including negligence shall be limited to $10,000.
                     -------

     (b) In no event will the Vendor be liable for any damage caused by the Customer's failure to perform its responsibilities or for any indirect or consequential damages, including, but not limited to, loss of profits, anticipated savings, or for any claim made against the Customer by any other party, even if the Vendor has been advised of the possibility of such damages, loss or claim except for claims or liabilities related to Section 9, "Patents and Copyrights". In addition, the Vendor will not be liable for any damages claimed by the Customer based on any third party claim.

     (c) Save as is expressly provided above, the Vendor's limitation as to liabilities shall not include liabilities arising from injury to any person or damage to property resulting directly from and/or as a consequence of the willful default of the Vendor.

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14.  CLAIMS


     (a) Vendor shall indemnify Customer and hold Customer harmless from any loss, claim or damage to persons or property, arising out of this Agreement, the OME provided, including attorney's fees, to the extent that such loss, claim or damage is caused by grossly negligent acts or misconduct of Vendor or from Vendor's breach of any term of this Agreement. This indemnity survives any termination of this Agreement.


     (b) Any claims of any nature whatsoever by either party against the other party shall be made in writing within 60 days of any matter which
                                                -------
          gives rise to said claim and any action against the other party must be commenced within 60 calendar days of the matter which gave rise to
                              ----------------
          the said claim, following which the aggrieved party shall have no further claim whatsoever against the other party.


15.  NOTICES

     (a) Any notice required or permitted by this Agreement shall be in writing, and shall be deemed given to the intended party when copies are delivered personally to the party, or 5 calendar days after a copy
                                                    ---------------
          has been sent by registered mail addressed to the party at the address set forth below :

          CPS Systems, Inc.
          3400 Carlisle, Suite 500,
          Dallas, TX 75204

          Majesco Software, Inc.
          4699 Old Ironsides Dr., Suite 350
          Santa Clara, CA 95054

     (b) Either party may change its address as set forth above by a written notice to the other party given in the manner specified by this section.

16.  FORCE MAJEURE

     Neither party shall be liable for any failure to perform its obligations under this Agreement if the failure results from events beyond the reasonable control of either party. For the purpose of this Agreement, such events shall include, but not limited to strikes, lock-outs, or other labor disputes, riots, civil disturbances, actions or inaction of government authorities or suppliers, epidemics, wars, embargoes, acts of God or other catastrophes: In cases of such events, the time for performance required by either party under this Agreement shall be extended for any period during which the performance is prevented by the event. However, the other party may terminate this Agreement by notice in writing if such event preventing performance continues for more than 30 days.
                                         -------

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17.  TERMINATION WITH CAUSE

     (a)  This Agreement may be terminated by either party upon 15 days notice
                                                                -------
          in the event of a material breach by the other party of any of the terms of this Agreement unless the other party fully cures the breach within 30 days of notice being provided about the breach.
                 -------

     (b) If either party, being a company, shall pass a resolution or the Courts shall make an order that the company be wound up otherwise than for the purpose of reconstruction or amalgamation or if a receiver or manager on behalf of a creditor shall be appointed, the other party shall be entitled to terminate this Agreement by notice.

     (c) In the event that this Agreement is terminated by either party, both parties shall negotiate the winding up of the obligations and responsibilities including payment, failing which the parties will refer to arbitration.

18.  TERMINATION WITHOUT CAUSE

     (a)  This Agreement may be terminated by the Customer upon 30 Calendar days
                                                                ----------------
          notice without assigning any cause for the termination.

19.  GENERAL

     (a) No amendments or modifications of this Agreement or any provisions of this Agreement shall be effective unless such amendments/modifications be in writing and signed by the both parties.

     (b) No waiver of any rights arising under this Agreement shall be effective unless in writing and signed by the party against whom the waiver is to be enforced. No waiver of any breach of the Agreement shall be deemed to be waiver of any other or any subsequent breach. The failure of either party to enforce at any time of the provisions of the Agreement shall in no way be interpreted as a waiver of such provision, except as specifically provided in this section.

     (c) This Agreement shall not be assigned or subcontracted by either party without the prior written consent of the other, such consent not to be unreasonably withheld. This Agreement shall be binding upon and inure to the benefit of the heirs, successors and assigns of the parties hereto.

     (d) If any term or provision of this Agreement shall be held to be invalid, illegal or unenforceable, the remaining terms and provisions of this Agreement shall remain in force and effect and such invalid, illegal or unenforceable term or provision shall be deemed not to be part of this Agreement.

     (e)  This Agreement shall be deemed to be a contract made in the State of
                                                                      --------
          California and shall be subject to, governed by and interpreted in
          ----------
          accordance with the laws of the State of California for every purpose.
                                          -------------------

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      (f) The parties may choose to resolve any controversy or claim arising out of, in connection with or relating to this Agreement or a breach of performance thereof, by binding arbitration according to the Arbitration norms of the American Arbitration Association.
                                   --------------------------------

      (g) The rights and obligations of the parties under the Section 11, "Confidentiality", Section 10, "Ownership of Software", Section 9 "Patents and Copyrights" and the obligation to pay under Section 5, "Charges" shall survive and continue after expiration or termination of this Agreement and shall bind the parties, their successors and assigns.

      (h) Vendor is and shall at all times be an independent contractor and shall not be deemed an employee or agent of Customer. Nothing in this Agreement is intended to, or shall be deemed to, constitute a partnership or joint venture between the parties.


20.   ENTIRE AGREEMENT

      This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, understandings or agreements relative hereto which are not fully expressed herein.

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